EXHIBIT 10.1
TENTH AMENDING AGREEMENT
(First Insurance Funding of Canada Inc.)
This Tenth Amending Agreement made as of May 2, 2022.
B E T W E E N:
FIRST INSURANCE FUNDING OF CANADA INC.
(hereinafter referred to as the “Seller” or the “Servicer”)
- and -
CIBC MELLON TRUST COMPANY, in its capacity as trustee of PLAZA TRUST,
(hereinafter referred to as the “Purchaser”)
RECITALS:
WHEREAS the parties hereto are parties to a receivables purchase agreement dated as of December 16, 2014 (as amended by amending agreements dated December 15, 2015, September 9, 2016, December 15, 2017, June 29, 2018, February 15, 2019, May 27, 2019, January 15, 2020, May 20, 2020 and January 15, 2021, the “RPA”);
AND WHEREAS the parties hereto have agreed to     further amend the RPA;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments
(a)The definition of “Commitment Maturity Date” in Section 1.1 of the RPA is amended by deleting the reference to “December 15, 2022” in such definition and replacing it with “December 15, 2023”.
(b)The definition of “Carrier Concentration Factor” in Section 1.1 of the RPA is deleted in its entirety and replaced with the following:
““Carrier Concentration Factor” means, at any time, for any Carrier:
(a) if such Carrier has an Available Rating of BB+ or lower or is unrated, an amount equal to 40% of the Enhancement Reserve at such time;
(b) if such Carrier has an Available Rating of BBB or BBB-, an amount equal to 66% of the Enhancement Reserve at such time;
(c) if such Carrier has an Available Rating of A- or BBB+, an amount equal to 100% of the Enhancement Reserve at such time;
(d)    if such Carrier has an Available Rating of A, an amount equal to 200% of the Enhancement Reserve at such time;
(e)     if such Carrier has an Available Rating of A+, (i) if such Carrier is Lloyd’s of London, an amount equal to 225% of the

Enhancement Reserve at such time, or (ii) otherwise, an amount equal to 200% of the Enhancement Reserve at such time; and
(f)     if such Carrier has an Available Rating of AA- or higher, an amount equal to 250% of the Enhancement Reserve at such time.
(c)The following definitions of “Enhancement Reserve” and “Excess Spread Enhancement Percentage” are hereby inserted into Section 1.1 of the RPA in the appropriate alphabetical location:
““Enhancement Reserve” means, at any time, an amount equal to the sum of (i) the Loss Reserve at such time, and (ii) the Excess Spread Enhancement Percentage at such time multiplied by the Aggregate Net Investment at such time.
“Excess Spread Enhancement Percentage” means, at any time, 1.84% or such other percentage as may be agreed to in writing between the Seller and the Purchaser.”
(d)The definition of “Obligor Concentration Factor” in Section 1.1 of the RPA is amended by deleting the reference to “Loss Reserve” in such definition and replacing it with “Enhancement Reserve”.
2.General
(a)This Tenth Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.
(b)This Tenth Amending Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns.
(c)This Tenth Amending Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, including by electronic means, each of which, when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
[signature page follows]

S-1
IN WITNESS WHEREOF the parties have caused this Tenth Amending Agreement to be executed by their respective duly authorized officers as of the date first above written.

FIRST INSURANCE FUNDING OF CANADA INC.
By:	/s/John Martin
Name: John Martin
Title: SVP Finance

By:	/s/Stuart Bruce
Name: Stuart Bruce
Title: CEO

CIBC MELLON TRUST COMPANY, in its capacity as trustee of PLAZA TRUST, by its Financial Services Agent, ROYAL BANK OF CANADA
By:	/s/Nur Khan
Name: Nur Khan
Title: Authorized Signatory

By:	/a/Ian Benaiah
Name: Ian Benaiah
Title: Authorized Signatory

Signature Page to Tenth Amending Agreement